FOR IMMEDIATE RELEASE
NEWS RELEASE

Pacira BioSciences Appoints Samit Hirawat, M.D., to Board of Directors

-- Veteran Executive Brings More Than 25 Years of Clinical Development and Industry Expertise --

BRISBANE, CA, January 28, 2026 - Pacira BioSciences, Inc. (Nasdaq: PCRX), the industry leader in its commitment to deliver innovative, non-opioid pain therapies to transform the lives of patients, today announced the appointment of Samit Hirawat, M.D., to its Board of Directors. This appointment increases the size of the company’s Board of Directors to 10 members.

“Samit is an accomplished and widely respected leader in the biopharmaceutical industry, and we are pleased to welcome him to our Board of Directors,” said Laura Brege, independent board chair of Pacira. “We believe his deep clinical development expertise and longstanding commitment to advancing innovative, patient‑centric therapies will make him an invaluable addition to our organization. We look forward to drawing on his insight and leadership as we accelerate the growth of our robust portfolio and pipeline of non‑opioid pain solutions and continue to elevate the standard of care for patients.”

“I’m excited to be joining Pacira’s Board during this pivotal time in the Company’s evolution,” said Dr. Hirawat. “Pacira stands at the forefront of non‑opioid pain management, driven by an industry‑leading commercial portfolio and an exceptionally promising pipeline of innovative pain solutions, including next‑generation gene therapies. I look forward to collaborating with this talented leadership team and contributing my experience to help advance Pacira’s mission to fundamentally transform how pain is treated for patients around the world.”

Most recently, Dr. Hirawat served as Chief Medical Officer, Executive Vice President, and Head of Global Drug Development at Bristol Myers Squibb, where he oversaw the worldwide clinical development portfolio and advanced multiple transformative therapies across therapeutic areas. Prior to that, he spent more than a decade at Novartis Pharmaceuticals in roles of increasing strategic and operational responsibility, culminating in his position as Executive Vice President and Head of Oncology Development.

Dr. Hirawat earned his Bachelor of Medicine and Bachelor of Surgery (MBBS) from Sawai Man Singh Medical College, where he also trained as a Resident in General Surgery. He conducted his Internal Medicine residency and Medical Oncology fellowship at North Shore University Hospital. Dr. Hirawat has published more than 150 peer-reviewed manuscripts and abstracts across therapeutic areas.

About Pacira

Pacira delivers innovative, non-opioid pain therapies to transform the lives of patients. Pacira has three commercial-stage non-opioid treatments: EXPAREL® (bupivacaine liposome injectable suspension), a long-acting local analgesic currently approved for infiltration, fascial plane block, and as an interscalene brachial plexus nerve block, an adductor canal nerve block, and a sciatic nerve block in the popliteal fossa for postsurgical pain management; ZILRETTA® (triamcinolone acetonide extended-release injectable suspension), an extended-release, intra-articular injection indicated for the management of osteoarthritis knee pain; and iovera®º, a novel, handheld device for delivering immediate, long-acting, drug-free pain control using precise, controlled doses of cold temperature to a targeted nerve. The company is also advancing a pipeline of clinical-stage assets for musculoskeletal pain and adjacencies, its most advanced product candidate, PCRX-201 (enekinragene inzadenovec), a novel locally administered gene therapy in Phase 2 clinical development for osteoarthritis of the knee. To learn more about Pacira, visit www.pacira.com.

Forward-Looking Statements

Any statements in this press release about Pacira’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could,” “can” and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to: the contributions of new directors; '5x30', our growth and business strategy, our future outlook, the strength and efficacy of our intellectual property protection and patent terms, our future growth potential and future financial and operating results and trends, our plans, objectives, expectations (financial or otherwise) and intentions, including our plans with respect to the repayment of our indebtedness, anticipated product portfolio and product development programs, strategic alliances, plans with respect to the Non-Opioids Prevent Addiction in the Nation (“NOPAIN”) Act and any other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. We cannot assure you that our estimates, assumptions and expectations will prove to have been correct. Actual results may differ materially from these indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: the failure to realize the anticipated benefits and synergies from the acquisition of GQ Bio Therapeutics GmbH; risks associated with acquisitions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; our manufacturing and supply chain, global and United States economic conditions (including tariffs, inflation and rising interest rates), and our business, including our revenues, financial condition, cash flows and results of operations; the success of our sales and manufacturing efforts in support of the commercialization of EXPAREL, ZILRETTA and iovera°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and our ability to serve those markets; our plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA,iovera° and any of our other product candidates, including PCRX-201; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of United States Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; our plans to evaluate, develop and pursue additional product candidates utilizing our proprietary multivesicular liposome (“pMVL”) drug delivery technology; the approval of the commercialization of our products in other jurisdictions;

clinical trials in support of an existing or potential pMVL-based product; our commercialization and marketing capabilities; our ability to successfully complete capital projects; the outcome of any litigation; the recoverability of our deferred tax assets; assumptions associated with contingent consideration payments; assumptions used for estimated future cash flows associated with determining the fair value of the Company and the anticipated funding or benefits of our share repurchase program. and factors discussed in the “Risk Factors” of our most recent Annual Report on Form 10-K and in other filings that we periodically make with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent our views as of the date of this press release. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such we anticipate that subsequent events and developments will cause our views to change. Except as required by applicable law, we undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed and referenced in the “Risk Factors” of our most recent Annual Report on Form 10-K and in other filings that we periodically make with the SEC.

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Investor Contact: Susan Mesco, (973) 451-4030 susan.mesco@pacira.com	Media Contact: Sara Marino, (973) 370-5430 sara.marino@pacira.com